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                                                                 Exhibit 23(b)



                         CONSENT OF INDEPENDENT AUDITORS



         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 14, 1994 appearing on page 30 of Kleinert's, Inc.'s Annual Report on Form 10-K for the year ended December 2, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/S/  PRICE WATERHOUSE LLP


Philadelphia, PA
March 13, 1996